SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------



                        Date of Report (Date of Earliest
                        Event Reported): December 8, 2000

                             USA Biomass Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                      0-17594                       33-0329559
----------------------        ---------------              --------------------
   (State or Other             (Commission                   (IRS Employer
    Jurisdiction  of            File Number)               Identification No.)
     Incorporation)


7314 Scout Avenue, Bell Gardens, California                     90201
-------------------------------------------                -----------------
 (Address of Principal Executive Offices)                    (Zip Code)



                                 (562) 928-9900
                         (Registrant's telephone number,
                              including area code)

Item           3. Bankruptcy or Receivership
                  --------------------------

          As previously disclosed under cover of a Current Report on Form 8-K, filed on December 11, 2000, USA Biomass Corporation (the "Registrant") and two of its affiliates, American Waste Transport, Inc. and American Greenwaste, Inc. (the "Affiliates"), filed voluntary petitions for relief under the provisions of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), on December 8, 2000.

Item           5. Other Events.
                  ------------

          The Registrant and its Affiliates are required to file Monthly Operating Reports and Interim Statements with the Office of the United States Trustee for the Central District of California (the "United States Trustee") pursuant to the United States Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto, as Exhibits 99.1 through 99.18, are reports that the Registrant has filed with the United States Trustee for the following monthly periods: November 1, 2001 through November 30, 2001, December 1, 2001 through December 31, 2001, and January 1, 2002 through January 31, 2002 (the "Reports").

          The Reports may contain various forward-looking statements with respect to the Registrant's financial condition, results of operations and business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward-looking statements. These factors include, but are not limited to, risks related to the Registrant's decision to file its Chapter 11 petition; the risk that the Registrant's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Registrant's business; risks related to the Registrant's ability to operate successfully under a Chapter 11 proceeding; risks associated with the ability of the Registrant to perform profitably under its contracts; and risks associated with the management of the Registrant's growth in the biomass, solid waste transportation, recycling and related industries, changes in general economic conditions, various conditions specific to the clean green waste processing industries, and factors discussed in the Registrant's quarterly and annual reports previously filed on Forms 10-QSB and 10-KSB. The Registrant undertakes no obligation to update any forward-looking statements.

          THE  REPORTS   CONTAIN   FINANCIAL   STATEMENTS  AND  OTHER  FINANCIAL
INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

          On October 31, 2001, the Registrant filed "Debtor's First Amended Plan of Reorganization Dated October 31, 2001" and "Disclosure Statement Re: Debtor's First Amended Plan of Reorganization Dated October 31, 2001." On January 3, 2002, the Registrant filed "Debtor's Second Amended Plan of Reorganization Dated January 3, 2002" and "Disclosure Statement Re: Debtor's Second Amended Plan of Reorganization Dated January 3, 2002." At a hearing on March 14, 2002, the Bankruptcy Court granted the Registrant's motion for an extension of the
exclusive   period  to  solicit   acceptances  of  the   Registrant's   Plan  of

Reorganization through April 29, 2002. On March 19, 2002, the Registrant filed "Debtor's Third Amended Plan of Liquidation Dated March 19, 2002" (the "Plan") which discloses the Registrant's intention to liquidate all of its assets in an orderly manner and to distribute the proceeds to creditors. Under the Plan, all capital stock in the Registrant will be cancelled, no distributions to stockholders will occur, and the Registrant will be dissolved and will cease its corporate existence on the effective date of the Plan.

          A hearing to consider approval of the Registrant's "Disclosure Statement Re: Debtor's Third Amended Plan of Liquidation Dated March 19, 2002" ("Disclosure Statement"), also filed on March 19, 2002, has been scheduled by the Bankruptcy Court for April 24, 2002. The foregoing description of the Plan is not complete and other material details of the Plan are summarized in the Disclosure Statement which is on file with the Bankruptcy Court. The Plan and Disclosure Statement are subject to further amendment or modification. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement and/or confirm the Plan.

          On March 19, 2002, the Registrant's Affiliate, American Waste Transport, Inc., also filed a plan entitled "Debtor's Third Amended Plan of Liquidation Dated March 19, 2002" and a disclosure statement entitled "Disclosure Statement Re: Debtor's Third Amended Plan of Liquidation Dated March 19, 2002," which discloses American Waste Transport, Inc.'s intention to liquidate all of its assets in an orderly manner and to distribute the proceeds to creditors. Under the plan, all capital stock of American Waste Transport, Inc. will be cancelled, no distributions to the Registrant, as the sole stockholder, will occur, and American Waste Transport, Inc. will be dissolved and will cease its corporate existence on the effective date of the plan. The foregoing description of the plan is not complete and other material details of the plan are summarized in the disclosure statement which is on file with the Bankruptcy Court. American Waste Transport, Inc.'s plan and disclosure statement are subject to further amendment or modification and there can be no assurance that the Bankruptcy Court will approve the disclosure statement and/or confirm the plan.

Item           7. Exhibits.
                  --------

99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

99.3 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

99.6 American Greenwaste, Inc. Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

99.7 USA Biomass Corporation Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

99.11 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

99.12 American Greenwaste, Inc. Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

99.13 USA Biomass Corporation Debtor in Possession Interim Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

99.14 USA Biomass Corporation Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.

99.15 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

99.16 American Waste Transport, Inc. Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.

99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.

Item           9. Regulation FD Disclosure.
                  ------------------------

          On January 3, 2002, the Registrant filed with the Bankruptcy Court a complaint against H. Glen Leason ("Leason"), Robert A. Wright ("Wright"), and Ronald S. Tucker ("Tucker") (collectively hereinafter, the "Defendants") for a temporary restraining order and preliminary and permanent injunction pursuant to
Section 105(a) of the Bankruptcy Code. The complaint alleged, inter alia, violations of Sections 362 and 1125 of the Bankruptcy Code, of Delaware Corporate Law, and of Leason's fiduciary duties as a director of the Registrant. The complaint sought a temporary restraining order and preliminary injunction (pending final judgment) enjoining (a) the Defendants, and each of them, and their attorneys, agents, employees and representatives from taking any action, including the solicitation of consents or proxies, to reconstitute or expand the current Board of Directors of the Registrant until a plan of reorganization under Chapter 11 of the Bankruptcy Code has been approved by the Bankruptcy Court; (b) Tucker and Wright and their attorneys, agents, employees and representatives from holding themselves out as, representing themselves to be, acting as or making pronouncements purportedly in the capacity of the Registrant's officers, directors or representatives; (c) Leason and his attorneys, agents, employees and representatives from taking any actions to defeat the plan or the disclosure statement; and (d) the Defendants and their attorneys, agents, employees and representatives from directly or indirectly soliciting any acceptances or rejections of any plan of reorganization in the Chapter 11 case until there has been transmitted to each holder of a claim or interest in the Chapter 11 case the plan or a summary of the plan, and a written disclosure approved, after notice and a hearing, by the Bankruptcy Court as containing adequate information. The complaint further sought a permanent injunction on the final hearing, damages according to proof, exemplary damages, the costs of suit incurred, and such other and further relief as the Bankruptcy Court may deem just and proper.

          At a hearing on February 27, 2002, the Bankruptcy Court granted the Registrant's motion for a preliminary injunction: (a) enjoining Defendants Tucker and Wright and their agents, employees, representatives and attorneys from holding themselves out as, acting or purporting to act as the Registrant's officers, directors or representatives; (b) enjoining Defendants Tucker, Wright and Leason and their agents, employees, representatives and attorneys from taking or threatening to take any actions, including the solicitation of proxies or consents, for the purpose of reconstituting, enlarging or decreasing the number of directors which comprise the Registrant's Board of Directors, or terminating or replacing any of the Registrant's officers; (c) enjoining Defendants Tucker, Wright and Leason and their agents, employees, representatives and attorneys from taking any extrajudicial actions, directly or indirectly, to defeat any plan of reorganization or disclosure statement filed in this case; and (d) enjoining Defendants Tucker, Wright and Leason and their agents, employees, representatives and attorneys from soliciting acceptances or rejections of the Registrant's plan of reorganization in this case, until the Bankruptcy Court has approved a disclosure statement pertaining to such plan, and the disclosure statement has been transmitted to creditors and interest holders in accordance with 11 U.S.C. Section 1125. The Bankruptcy Court also found that all actions taken by Defendants Tucker, Wright and Leason with respect to the  purported  alteration  of the  composition  of the  Registrant's management or Board of Directors, since December 28, 2001, are deemed ineffective pending the outcome of the adversary action.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     USA BIOMASS CORPORATION

                                     By  /s/   EUGENE W. TIDGEWELL
                                         -------------------------------
                                     Name:  Eugene W. Tidgewell

                                     Title:    Chief Financial Officer
Date:    March 27, 2002

                                  Exhibit Index
                                  -------------


   Exhibit No.                           Description
   ----------                           -------------

     99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.3 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.6 American Greenwaste, Inc. Debtor in Possession Operating Report No. 12, for the period of November 1, 2001 through November 30, 2001.

     99.7 USA Biomass Corporation Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

     99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

     99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

     99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

     99.11 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 13, for the period of December 1, 2001 through December 31, 2001.

   Exhibit No.                           Description
   ----------                           -------------

     99.12 American Greenwaste, Inc. Debtor in Possession Operating Report No. 13, for the period of December 1, 2001 through December 31, 2001.

     99.13 USA Biomass Corporation Debtor in Possession Interim Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

     99.14 USA Biomass Corporation Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.

     99.15     American  Waste  Transport,  Inc.  Debtor in  Possession  Interim
               Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

     99.16 American Waste Transport, Inc. Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.

     99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 14, for the period of January 1, 2002 through January 31, 2002.

     99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 14, for the period of January 1, 2002 through January 31, 2002.